N-SAR Item 77Q(3) Exhibit
Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:


Evergreen California Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		11,457		0		13,569,061	1.00
Class S		123,567	0		465,567,176	1.00
Class I		7,883		0		10,010,785	1.00


Evergreen Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		520,174	0		1,354,292,392	1.00
Class B		  18,278	0		     65,592,151   1.00
Class C		  12,525	0		     41,101,019   1.00
Class S		734,017	0		2,844,715,123   1.00
Class I		784,019	0		   628,770,609   1.00


Evergreen Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		222,326	0.00		230,175,213	1.00
Class S		1,020,168	0.00		3,764,135,661	1.00
Class I		511,915	0.00		230,508,796	1.00


Evergreen New Jersey Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A	 	30,330	 	0.00		31,187,879	1.00
Class S		59,520		0.00		218,314,760	1.00
Class I		25,963		0.00		13,901,652	1.00



Evergreen New York Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		7,050		0		20,533,541	1.00
Class S		103,014	0		411,163,044	1.00
Class I		20,834		0		14,881,834	1.00


Evergreen Pennsylvania Municipal Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		36,201		0.00		33,331,995	1.00
Class S		53,697		0.00		163,264,713	1.00
Class I		174,973	0.00		60,553,724	1.00


Evergreen Treasury Money Market Fund

		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       		Distributions	Distributions	Outstanding	NAV

Class A		17,532   	0.00		167,124,653	1.00
Class S		49,443  	0.00		464,852,094	1.00
Class I		76,085   	0.00		554,684,963	1.00